FINANCIAL STATEMENTS
(UNAUDITED)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
For the Three Months Ended December 31, 2004

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                        Financial Statements (unaudited)

                  For the Three Months Ended December 31, 2004

                                    Contents

Unaudited Financial Statements

Statement of Assets and Liabilities .......................................    1
Statement of Investments ..................................................    2
Statement of Operations ...................................................    3
Statement of Changes in Net Assets ........................................    4
Statement of Cash Flows ...................................................    5
Notes to Financial Statements .............................................    6

Supplemental Information

Portfolio Asset Allocation ................................................   21









Special Value Expansion Fund, LLC (the "Company") files the complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the fund's proxy voting guidelines may be obtained on the SEC's website at www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, at (310) 566-1000. Collect calls for this purpose are accepted.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                 Statement of Assets and Liabilities (unaudited)

                                December 31, 2004

                                                                                             Cost                        Fair Value
                                                                                          -----------                    -----------
Assets
Investments in securities
  Debt securities                                                                         $74,424,011                 $  75,885,663
  Equity securities                                                                         6,892,857                    12,167,573
                                                                                          -----------                 -------------
Total investments in securities                                                            81,316,868                    88,053,236

Cash and cash equivalents                                                                                                75,591,844
Accrued interest income                                                                                                     427,970
Prepaid expenses and other assets                                                                                           191,798
Deferred debt issuance costs                                                                                                492,300
                                                                                                                      -------------
Total assets                                                                                                            164,757,148
                                                                                                                      -------------
Liabilities
Credit facility payable                                                                                                  33,000,000
Dividends payable                                                                                                         2,500,000
Management and advisory fees payable                                                                                        300,000
Directors fees payable                                                                                                       26,750
Accrued expenses and other liabilities                                                                                      633,822
                                                                                                                      -------------
Total liabilities                                                                                                        36,460,572
                                                                                                                      -------------
Preferred Stock
Auction rate money market preferred stock; liquidation preference $50,000/share;
   unlimited shares authorized, 700 shares issued and outstanding                                                        35,000,000
Accumulated dividends on auction rate money market preferred stock                                                          102,375
Series S; liquidation preference $1,000/share; 1 share authorized, issued
   and outstanding                                                                                                            1,000
Reserve for potential distributions to Series S preferred stock
                                                                                                                          1,299,911
Series Z; liquidation preference $500/share; 500 shares authorized, 312
   shares issued and outstanding                                                                                            156,000
Accumulated dividends on Series Z preferred stock                                                                             4,229
                                                                                                                      -------------
Total preferred stock                                                                                                    36,563,515
                                                                                                                      -------------

Net assets applicable to common shareholders                                                                          $  91,733,061
                                                                                                                      =============
Composition of net assets applicable to common shareholders:
Unlimited shares authorized, $0.001 par value, 178,275.432 shares
   issued and outstanding                                                                                             $         178
Paid-in capital in excess of par                                                                                         88,607,327
Distributions in excess of net investment income                                                                         (2,204,297)
Accumulated net realized gain on investments                                                                                     --
Accumulated net unrealized gain on investments                                                                            6,736,368
Accumulated dividends and reserve for potential dividends to preferred                                                   (1,406,515)
                                                                                                                      -------------
Net assets applicable to common shareholders                                                                          $  91,733,061
                                                                                                                      =============

Common Stock, NAV per share                                                                                           $      514.56

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                      Statement of Investments (unaudited)

                                December 31, 2004

         Showing Percentage of Total Cash and Investments of the Company


                                                                                                                       Percent
                                                                              Principal                                  of
                                                                               Amount              Fair               Cash and
Security                                                                      or Shares            Value             Investments
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (46.37%)
Bank Debt (41.65%) (1)
Diversified/Conglomerate Manufacturing (5.03%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $7,768,573) - (Sweden)                   $  7,958,628       $  8,237,179             5.03%

Machinery (16.41%)
Ahern Rentals, Inc. Senior Secured Notes, 12.5% (+ 2% PIK),
   due 10/29/09 (Acquired 10/29/04, Amortized Cost $26,691,130)               $ 26,821,340         26,854,867            16.41%

Personal Transportation (12.81%)
Northwest Airlines 1st Preferred Mortgage Loan, 12.19%,
   due 10/12/16 (Acquired 10/12/04, Amortized Cost $13,145,098)               $ 13,270,146         13,402,848             8.19%
Northwest Airlines 1st Preferred Mortgage Loan, 12.19%,
   due 11/19/17 (Acquired 11/19/04, Amortized Cost $7,395,332)                $  7,484,332          7,559,176             4.62%
                                                                                                 ------------
Total Personal Transportation                                                                      20,962,024

Telecommunications (7.39%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
   LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $12,229,877)                             $ 12,406,960         12,096,786             7.39%

Corporate Fixed Income Securities (4.72%)
Diversified/Conglomerate Service (1.89%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                             $  3,230,000          3,100,800             1.89%

Leisure, Amusement, Motion Pictures and Entertainment (2.83%)
Miscellaneous Securities  (2)                                                 $  5,251,000          4,634,007             2.83%
                                                                                                 ------------
Total Debt Securities (cost $74,424,011)                                                           75,885,663

Common Stock (7.44%)
Diversified/Conglomerate Manufacturing (7.44%)
Intentia International AB Series A Common
   (Acquired 9/13/04, Cost $184,436) - (Sweden)  (3),(4)                           152,067            325,574             0.20%
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $6,708,421) - (Sweden)  (3),(4)                       5,531,086         11,841,999             7.24%
                                                                                                 ------------
Total Common Stock (cost $6,892,857)                                                               12,167,573
                                                                                                 ------------
Total Investments in securities (cost $81,316,868)                                                 88,053,236
                                                                                                 ------------

Cash and Cash Equivalents (46.19%)
United States Government Treasury Bill, 2.01%, due 1/6/05                     $ 35,000,000         34,943,470            21.36%
United States Government Treasury Bill, 1.74%, due 1/13/05                    $ 13,000,000         12,989,318             7.94%
United States Government Treasury Bill, 1.73%, due 1/27/05                    $ 20,000,000         19,970,206            12.20%
Wells Fargo Bank Overnight REPO, 1.95%, due 1/3/05                            $  7,188,400          7,188,400             4.39%
Cash Held on Account at Various Institutions                                  $    500,450            500,450             0.31%
                                                                                                 ------------
Total Cash and Cash Equivalents                                                                    75,591,844
                                                                                                 ------------

Total Investments and Cash                                                                       $163,645,080           100.00%
                                                                                                 ============

Notes to Statement of Investments:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited institutional investors and often require approval of the agent or borrower.

(2)   Miscellaneous securities are a position under accumulation.

(3)   Denominated in Swedish Kroner, and converted to US Dollars.

(4) Foreign securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

For the three months ended December 31, 2004, aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $48,741,770 and zero, respectively.

Aggregate unrealized gains and aggregate unrealized losses on portfolio investments totaled $6,869,459 and $133,091, respectively.

The total value of restricted securities as of December 31, 2004 was $80,318,429, or 49.08% of total cash and investments of the company.

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Operations (unaudited)

                  For the Three Months Ended December 31, 2004

Investment Income:
   Interest income                                                              $ 2,058,146
   Income from original issue discount                                               19,031
                                                                                -----------
Total interest and related investment income                                      2,077,177
                                                                                -----------

Operating Expenses:
   Management and advisory fees                                                     900,000
   Legal fees, professional fees and due diligence expenses                         284,500
   Insurance expense                                                                 64,669
   Commitment fees                                                                   49,083
   Credit enhancement fees                                                           47,533
   Directors fees                                                                    26,750
   Custody fees                                                                      15,000
   Interest Expense                                                                  13,083
   Amortization of deferred debt issuance costs                                       7,700
   Other operating expenses                                                          63,095
                                                                                -----------
Total expenses                                                                    1,471,413
                                                                                -----------

Net investment income                                                               605,764

Net realized and unrealized gain on investments:
Net realized gain on investments:
   Proceeds from sales, maturities and paydowns                                      82,970
   Cost of investments sold, paid down, or matured                                   82,185
                                                                                -----------
Net realized gain on investments                                                        785

Change in net unrealized gain:
   Net unrealized gain, beginning of period                                       1,422,669
   Net unrealized gain, end of period                                             6,736,368
                                                                                -----------
Net change in unrealized gain on investments                                      5,313,699
                                                                                -----------
Net realized and unrealized gain on investments                                   5,314,484
                                                                                -----------

Reserve for potential dividends to preferred shareholders                        (1,183,318)
                                                                                -----------

Net increase in net assets applicable to common shareholders
   resulting from operations                                                    $ 4,736,930
                                                                                ===========

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                 Statement of Changes in Net Assets (unaudited)

                  For the Three Months Ended December 31, 2004

Total common shareholder committed capital                                       $ 300,000,000
                                                                                 =============
Net assets applicable to common shareholders, October 1, 2004                    $  90,820,626

   Common shareholder contributions                                                         --
   Equity placement and offering costs charged to paid-in capital                   (1,324,495)
                                                                                 -------------
   Common shareholder contributions, net                                            (1,324,495)

   Net investment income                                                               605,764
   Net realized gain on investments                                                        785
   Net change in unrealized gain on investments                                      5,313,699
   Reserve for potential dividends to preferred shareholders                        (1,183,318)
                                                                                 -------------
   Net increase in common shareholders' capital resulting from operations            4,736,930

   Distributions to common shareholders from net investment income                  (2,492,340)
   Distributions to common shareholders from net realized gains                         (7,660)

                                                                                 -------------
Net assets applicable to common shareholders, December 31, 2004                  $  91,733,061
                                                                                 =============

Distributions in excess of net investment income, December 31, 2004              $  (2,204,297)

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Cash Flows (unaudited)

                  For the Three Months Ended December 31, 2004

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations              $  4,736,930

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
     Net realized gain on investments                                                                       (785)
     Net change in unrealized gain on investments                                                     (5,313,699)
     Income from original issue discount                                                                 (19,031)
     Income from paid in-kind capitalization                                                            (187,792)
     Amortization of deferred debt issuance costs                                                          7,700
     Increase in reserve for potential dividends to preferred shareholders                             1,183,318
     Changes in assets and liabilities:
       Purchases of investment securities                                                            (48,741,770)
       Proceeds from sales, maturities and paydowns of investment securities                              82,970
       Increase in deferred debt issuance costs                                                         (500,000)
       Decrease in prepaid expenses and other assets                                                      46,322
       Increase in accrued interest income                                                              (186,035)
       Decrease in receivable for investment securities sold                                             218,533
       Increase in directors fees payable                                                                  7,593
       Increase in accrued expenses and other liabilities                                                121,918
                                                                                                    ------------
Net cash used in operating activities                                                                (48,543,828)
                                                                                                    ------------
Financing activities
Proceeds from issuance of common shares                                                               30,000,000
Payments for equity placement and offering costs                                                      (1,004,250)
Proceeds from draws on credit facility                                                                33,000,000
Proceeds from issuance of auction rate money market preferred shares                                  35,000,000
                                                                                                    ------------
Net cash provided by financing activities                                                             96,995,750
                                                                                                    ------------
Net increase in cash and cash equivalents                                                             48,451,922
Cash and cash equivalents at beginning of period                                                      27,139,922
                                                                                                    ------------
Cash and cash equivalents at end of period                                                          $ 75,591,844
                                                                                                    ============


See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                          Notes to Financial Statements

                                December 31, 2004

1.    Organization and Nature of Operations

Special Value Expansion Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced on September 1, 2004. The Company received initial funding on September 1, 2004 and was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II ("GMAM") owns 99.5% of the Company's common shares.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of Auction Rate Money Market preferred shares ("APS"), $200 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2004, there was $33 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility will be provided by a AAA/Aaa rated monoline insurer ("the Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $300 million of the Company's common shares over a two year period on dates specified by the Company. On September 1, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 10% of the common share commitment which was received by the Company by November 1, 2004. The Company expects to call and receive the remaining 70% of the common share commitments by September 1, 2006. The ratio of contributed to committed capital is 0.30:1.

Auction Rate Money Market Preferred Capital

At December 31, 2004, the Company had 700 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2004, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two year period based on an agreed upon drawdown schedule and subject to certain criteria.

The issuances of the APS will total $100 million of the Company's total capitalization. On November 17, 2004, $35.0 million of the total expected APS issuance was received.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the unaudited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2004, and the results of its operations, changes in net assets and cash flows for the period ended December 31, 2004. The results of operations for the period ended December 31, 2004, are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service, by using the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker dealers. At December 31, 2004, all investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal;

c) for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal; and

d) However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2004 investments denominated in foreign currencies totaled approximately 9.48% of the Company's net assets. All such open positions are converted at the closing rate in effect on December 31, 2004 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Foreign currency gains of $774,848 were included in unrealized gains on investments at December 31, 2004.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

Equity Placement and Offering Costs

Placement costs for the Company's APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations.

Purchase Discounts

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and records a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes that because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 31, 2004 the Board of Directors declared a dividend to common shareholders in the amount of $2.5 million payable on January 31, 2005.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss), and paid-in capital. These differences are primarily due to non-deductible expenses.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3.    Allocations and Distributions

SVOF/MM, LLC (the "Special Member") holds the Series S preferred stock (see Note 7 below) and is entitled to distributions declared thereon in the amounts and at the times described below. As set forth in the Operating Agreement, distributions made to common and Series S preferred shareholders with respect to any accounting period are determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted average return on undistributed capital attributable to the common shares.

b) Then, 100% to the Special Member as the holder of the Series S preferred stock until the amount distributed to the Special Member equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Special Member as the holder of the Series S preferred stock.

The timing of distributions is determined by the Board of Directors. If the Company had liquidated all assets at December 31, 2004, distributions to the Series S shareholder would have been $1,299,911. A reserve for this amount is reflected in the accompanying financial statements.

APS dividend rates are determined by auction at periodic intervals and were 2.34% per annum as of December 31, 2004.

The Series Z share dividend rate is fixed at 8% per annum.

4.    Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of APS and $200 million of debt.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.    Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2004 totaled $33 million. Borrowings under the Senior Facility at December 31, 2004 consisted of a $20 million revolving loan due on January 26, 2005 and $13 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than January 18, 2005. As of December 31, 2004, the interest payable on amounts outstanding under the Senior Facility was $13,083. For the three months ended December 31, 2004, the daily weighted average debt outstanding was $1,793,478. The weighted average interest rate on debt outstanding during the period was 2.85%.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of; (x) the "Prime Rate" plus 0.43% per annum, and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the credit agreement, and

0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

                                                       Minimum
Period                                                 Borrowing Amount
-------------------------------------------------      ----------------------------------------------------
From Closing Date to End of Month 10 following         0% of Total Maximum Commitment
the Closing Date

From Beginning of Month 11 to End of Month 15
following the Closing Date                             15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20
following the Closing Date                             30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24
following the Closing Date                             40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity                 75% of Total Maximum Commitment

6.    Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major security exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company's securities activities involve execution, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers and the Company's custodian. These activities may expose the Company to risk in the event brokers and dealers are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7.    Preferred Capital

In addition to the APS capital described in Note 1, the Company has one Series S preferred share and 312 Series Z preferred shares issued and outstanding.

Series S Preferred Share

The Company issued one share of its Series S preferred shares to the Special Member, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Special Member is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. The Series S preferred share pays dividends as described in Note 3 above. The Series S preferred share ranks on par with the APS and Series Z preferred shares and votes with them as a single class. The Series S preferred share is redeemable at liquidation preference at any time if the investment advisory agreement with TCP is terminated for any reason.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8.    Shareholder's Capital

Issuances of common stock to the Company's investors for the period ending December 31, 2004 were as follows:

   =============================================================================
                                                   Period from September 1, 2004
                                                   (commencement of operations)
                                                       to December 31, 2004
   -----------------------------------------------------------------------------
   Number of Common Shares issued                                     178,275
   Gross Proceeds                                                 $90,000,000
   Offering Costs                                                   ($392,495)
   APS Placement Costs                                            ($1,000,000)
   -----------------------------------------------------------------------------
   Net Proceeds                                                   $88,607,505
   =============================================================================

9.    Financial Highlights

                                                                                 Period from
                                                                              October 1, 2004 to
                                                                              December 31, 2004
                                                                              -----------------

Net asset value applicable to common shareholders, beginning of period           $ 90,820,626

Investment operations:
         Net investment income                                                        605,764
         Net realized gains                                                               785
         Net change in unrealized appreciation                                      5,313,699
         Reserve for potential dividends to preferred shareholders                 (1,183,318)
                                                                                 ------------
     Net increase in net assets applicable to common shareholders
       resulting from operations                                                    4,736,930

         Net decrease in net assets from distributions of
            net investment income to common shareholders                           (2,492,340)
         Net decrease in net assets from distributions of
            net realized gains to common shareholders                                  (7,660)
                                                                                 ------------
Net decrease in net assets from distribution to common shareholders                (2,500,000)

Net decrease in net assets from equity placement and offering
  costs charged to paid-in capital                                                 (1,324,495)
                                                                                 ------------
Net asset value applicable to common shareholders, end of period                 $ 91,733,061
                                                                                 ============

                                                                                 Period from
                                                                              October 1, 2004 to
                                                                              December 31, 2004
                                                                              -----------------

Per Common Share:

Net asset value, beginning of period                                              $    509.44
Investment operations:

         Net investment income                                                           3.98
         Net realized gains                                                              0.01
         Net change in unrealized appreciation                                          34.00
         Reserve for potential dividends to preferred shareholders                      (7.77)
                                                                                  -----------
     Net increase in net assets resulting from operations                               30.22

         Net decrease in net assets from distributions of net investment
            income to common shareholders                                              (16.36)
         Net decrease in net assets from distributions of net realized
            gains to common shareholders                                                (0.05)
                                                                                  -----------
Net decrease in net assets from distribution to common shareholders:                   (16.41)

Net decrease in net assets from equity placement and
  offering costs charged to paid-in capital                                             (8.69)
                                                                                  -----------
Net asset value, end of period                                                    $    514.56
                                                                                  ===========

Period return to common shareholders (1)                                                5.78%

Ratios and Supplemental Data:

Ending net assets attributable to common shareholders                             $91,733,061
Common shares outstanding at end of period                                            178,275
Total expenses/average common equity                                                    1.60%
Net investment income/average common equity                                             0.66%
Portfolio turnover rate                                                                 0.00%


----------

(1) Returns (net of financing costs, fund expenses, management fees, dividends paid to preferred shareholders, and the reserve for potential dividends to preferred shareholders) calculated on a monthly time-linked, dollar-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

Asset Coverage:

=============================================================================================================
                             Shares Outstanding as of   Involuntary Liquidation    Asset Coverage per Share
                             December 31, 2004          Value per Share
-------------------------------------------------------------------------------------------------------------
Series A Preferred Stock     700                        $50,146                    $116,252
Series S Preferred Stock     1                          $1,300,911                 $3,015,849
Series Z Preferred Stock     312                        $514                       $1,191
=============================================================================================================

======================================================================
                        Debt Outstanding as    Asset Coverage per
                        of December 31, 2004   $1,000 of Debt
                                               Outstanding
----------------------------------------------------------------------
Senior Secured
Revolving Credit
Facility                $33,000,000            $161,233
======================================================================

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

             Portfolio Asset Allocation (% of Cash and Investments)
                                   (Unaudited)

                                December 31, 2004


                              [PIE CHARTS OMITTED]

Portfolio Holdings by Investment Type
------------------------------------------

Cash and Cash Equivalents           46.19%

Bank Debt                           41.65%

Common Stock                         7.44%

Corporate Fixed Income Securities    4.72%



Portfolio Holdings by Industry
------------------------------------------

Cash and Cash Equivalents           46.19%

Machinery                           16.41%

Diversified/Conglomerate
 Manufacturing                      12.47%

Personal Transportation             12.81%

Telecommunications                   7.39%

Leisure, Amusement, Motion
 Pictures and Entertainment          2.84%

Diversified/Conglomerate Service     1.89%